Exhibit 99.1

Marchex Reports Fourth Quarter and Full Year 2005 Financial Results

SEATTLE, WA – February 23, 2006 — Marchex, Inc. (NASDAQ: MCHX, MCHXP) today announced its results for the fourth quarter 2005 and for the full year ended December 31, 2005.

Fourth Quarter 2005 Consolidated Financial Results:

•	Revenue was $29.8 million for the fourth quarter of 2005, a 97% increase compared to $15.1 million for the same period of 2004.
•	GAAP net income applicable to common stockholders was $980,000 for the fourth quarter of 2005, or $0.03 per share, compared to a GAAP net income applicable to common stockholders of $607,000 or $0.02 per share for the same period of 2004.
•	We provide adjusted non-GAAP earnings per share (EPS) in the last financial tables attached to this press release, entitled “Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS” and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP results.
•	Adjusted operating income before amortization was $8.2 million for the fourth quarter of 2005, or 27% of revenue, which is an increase of 234% compared to $2.4 million for the same period of 2004. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is attached to the financial tables included in this release.
•	EBITDA was $9.5 million in the fourth quarter of 2005, which is an increase of 270% compared to $2.6 million for the same period of 2004. A reconciliation of EBITDA to GAAP net cash provided by operating activities is attached to the financial tables included in this release.

Full year 2005 Results:

•	Revenue for the year ended December 31, 2005 was $95.0 million, a 117% increase compared to $43.8 million for 2004.
•	GAAP net income applicable to common stockholders was $1.5 million for 2005, or $0.04 per share, compared to a GAAP net loss applicable to common stockholders of $1.2 million or $0.05 per share for 2004.
•	As discussed above in the summary of the fourth quarter 2005 consolidated financial results, we provide adjusted non-GAAP earnings per share (EPS) in the last financial tables attached to this press release, entitled “Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS” and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

•	Adjusted operating income before amortization was $25.2 million for 2005, or 27% of revenue, which is an increase of 356% compared to $5.5 million for 2004. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income (loss) and GAAP net income (loss) is included in the financial tables attached to this release.
•	EBITDA was $29.5 million for 2005, which is an increase of 429% compared to $5.6 million for 2004. A reconciliation of EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“2005 was another strong year for Marchex, as we achieved an important series of strategic and operational objectives that we believe position us among the leaders in our areas of focus,” said Russell C. Horowitz, Marchex Chairman and CEO. “Our network is now comprised of tens of thousands of advertisers utilizing our extensive set of technology-based search marketing and monetization products, accompanied by a unique platform of proprietary traffic and partner distribution sources. We will continue to develop these assets further as we strive toward our goal of being an industry leader in delivering vertical and local online traffic to merchants.”

Updated Proprietary Traffic Statistics and Recent Highlights:

•	Marchex today announced that its proprietary network of vertical and local Web sites attracted more than 27 million unique visitors for the month of December 2005. This compares to more than 24 million unique visitors for the month of September 2005. Unique visitor statistics are based on internal traffic logs, which calculate unique IP (Internet protocol) addresses on an unduplicated basis during a given month.
•	Marchex is increasingly monetizing its own traffic with its own advertisers. As such, revenue attributable to proprietary traffic sources is increasingly benefiting from the contributions and strengthening of this integration with Marchex’s search marketing merchant advertisers. For the fourth quarter, revenue attributable to proprietary traffic sources, substantially all arising from the Name Development and Pike Street Industries asset acquisitions, was $10.3 million. For the fourth quarter, revenue attributable to the IndustryBrains acquisition was $3.1 million.

2005 company milestones included the following:

•	Further developed Marchex proprietary network of vertically- and locally-focused Web sites. This development included upgrading vertical templates, and selected individual Web sites; as well as the beta launch of Marchex’s full network of approximately 74,000 ZIP Code Web sites, which cover 96% of all ZIP Code areas nationwide. Marchex owns .com and/or .net ZIP Codes in approximately 41,000 of the approximately 42,500 U.S. ZIP Codes (source: U.S. Postal Service). A sample listing of the ZIP Code beta Web sites can be found at http://www.marchex.com/zip_codes/. Regarding the development of Marchex’s ZIP Code beta sites, internal data indicates that in a recent five-month period (from September 1, 2005, one month after the initial launch of 52 beta ZIP Code Web sites, to January 31, 2006, when the full ZIP Code network had updated templates and content integrations), the company’s various enhancements resulted in the following:
1.	More than a 120% increase in unique monthly visitors to its ZIP Code network, which the company believes is driven primarily by greater relevance to the user, and better ranking in algorithmic search engines in response to direct and indirect search queries for specific ZIP Codes; and
2.	More than a 350% increase in monthly clicks on its ZIP Code network, which the company believes is driven by greater advertiser relevance on the page.

Although Marchex believes it needs a larger data sample to evaluate the effectiveness of its enhancements and content integrations, the company is encouraged by these early results and will continue to focus on rolling out upgraded Web sites in other verticals.

•	Established a leadership position in contextual advertising, with the mid-2005 acquisition of IndustryBrains, a leader in monetizing vertical and brand-name Web sites through contextual advertising solutions.
•	Expanded base of partnered traffic sources by adding more than 100 distribution partners in the search, comparison shopping and vertical publisher online channels. During the year, Marchex announced search distribution agreements with MSN and AskJeeves. The company also announced product shopping agreements with MSN Shopping, Shopzilla, and Become.com, further extending Marchex’s online shopping distribution channel for its merchant advertisers. Marchex now has agreements in place with ten of the Internet’s leading product shopping providers. The company also has agreements in place with premium, vertical publishers, such as Forbes.com, Bankrate.com, BusinessWeek.com, Travel and Leisure, Investors Business Daily, Fodors, Investors.com, and USAToday. As a result of this progress, Marchex believes that it now has one of the largest, high-quality, third-party distribution networks online, as it has relationships with and access to top-tier partners in each of its key distribution channels.
•	Continued extension of local search services. Marchex has thousands of local merchants utilizing its platform to acquire customers online. During the course of the year, Marchex extended its local search market position by supporting the efforts of leading super-aggregator partners, including BellSouth, AT&T (formerly SBC), YellowPages.com, and the Houston Chronicle to sell search marketing packages to their local merchant advertisers. Marchex’s local search marketing platform dynamically creates, fulfills and manages search engine marketing campaigns for local merchant advertisers across the United States.

2006 Marchex Financial Guidance:

Marchex is providing 2006 financial guidance and reiterating the company’s long-term adjusted operating income before amortization margins from the previous guidance provided on November 9, 2005, as follows:

2006 consolidated revenue range estimate:	$125 million to $133 million

2006 adjusted operating income before amortization target range:	$33 million to $38 million

Long-term adjusted operating income before amortization margins:	30% or more

Conference Call and Webcast Information:

Management will hold a conference call, starting at 5:00 p.m. EDT on Thursday, February 23, 2006 to discuss its fourth quarter 2005 and 2005 fiscal year-end results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/ir.html). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.:

Marchex’s (www.marchex.com) mission is to be a leader in delivering vertical and local online traffic to merchants. The company is focused on search marketing, local search, and direct navigation. Marchex’s platform of integrated performance-based advertising and search marketing services enables merchants to efficiently market and sell their products and services across multiple online distribution channels, including search engines, product shopping engines, directories and selected Web properties.

Forward looking statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of February 23, 2006 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, EBITDA and Adjusted non-GAAP EPS. In light of Marchex’s goClick acquisition in 2004, the IndustryBrains acquisition in 2005, and the Name Development and Pike Street Industries asset acquisitions in 2005, Marchex also provides Pro Forma Revenue information.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA which excludes acquisition-related retention consideration, as management views this as part of the earn-out incentives related to the Enhance Interactive acquisition transaction, a facility relocation expense and any gain/loss on sales of intangible assets. These considerations are viewed as non-recurring in nature with the facility relocation expense recognized in calendar year 2004 and the earn-out consideration related to calendar year 2004. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. EBITDA represents income before interest, income taxes, depreciation, amortization, and stock compensation expense. Marchex believes that EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income available to common shareholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) acquisition-related retention consideration, (4) facility-relocation expense, (5) gain/loss on sales of intangible assets and (6) other income (expense). Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method and includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information:

Mark S. Peterson

Vice President of Public Relations

206.331.3344

mark@marchex.com

Trevor Caldwell

Vice President of Investor Relations & Strategic Initiatives

Marchex, Inc.

206.331.3316

tcaldwell@marchex.com

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MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended December 31,
	2004	2005
Revenue	$15,121,348	$29,804,165

Expenses:
Service costs	9,307,052	14,078,413
Sales and marketing	1,217,047	4,390,150
Product development	655,109	1,236,517
General and administrative	1,497,612	1,944,898
Acquisition-related retention consideration	124,222	—
Stock-based compensation	169,117	770,142
Amortization of acquired intangible assets	1,491,527	5,204,501

Total operating expenses	14,461,686	27,624,621

Gain on sales of intangible assets, net	—	997

Income from operations	659,662	2,180,541

Other income (expense):
Interest income	101,546	591,890
Interest expense	(1,926)	(2,070)

	99,620	589,820

Income before provision for income taxes	759,282	2,770,361

Income tax expense	151,957	1,099,597

Net income	607,325	1,670,764
Convertible preferred stock dividends	—	691,161

Net income applicable to common stockholders	$607,325	$979,603

Net income per share applicable to common stockholders - basic	$0.02	$0.03
Net income per share applicable to common stockholders - diluted	$0.02	$0.03

Shares used to calculate basic net income per share applicable to common stockholders	25,397,658	36,576,273

Shares used to calculate diluted net income per share applicable to common stockholders	27,674,735	39,154,814

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Twelve Months Ended December 31,
	2004	2005
Revenue	$43,804,272	$94,995,847

Expenses:
Service costs	27,449,938	48,897,326
Sales and marketing	4,414,043	10,018,857
Product development	2,291,430	4,465,763
General and administrative	4,111,544	6,364,573
Acquisition-related retention consideration	499,080	—
Facility relocation	199,960	—
Stock-based compensation	890,520	1,971,807
Amortization of acquired intangible assets	4,965,503	18,429,008

Total operating expenses	44,822,018	90,147,334

Gain on sales of intangible assets, net	—	997

Income (loss) from operations	(1,017,746)	4,849,510

Other income (expense):
Interest income	265,354	1,982,222
Interest expense	(5,654)	(7,463)
Adjustment to fair value of redemption obligation	55,250	—
Other	3,644	4,000

	318,594	1,978,759

Income (loss) before provision for income taxes	(699,152)	6,828,269
Income tax expense	33,941	2,920,463

Net income (loss)	(733,093)	3,907,806

Convertible preferred stock dividends	—	2,405,780
Accretion to redemption value of redeemable convertible preferred stock	420,430	—

Net income (loss) applicable to common stockholders	$(1,153,523)	$1,502,026

Net income (loss) per share applicable to common stockholders - basic	$(0.05)	$0.04
Net income (loss) per share applicable to common stockholders - diluted	$(0.05)	$0.04

Shares used to calculate basic net income (loss) per share applicable to common stockholders	22,087,503	34,564,790

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	22,087,503	36,907,633

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2004	December 31, 2005
Assets
Current assets:
Cash and cash equivalents	$24,933,066	$63,090,941
Trade accounts receivable, net	4,773,646	14,401,814
Prepaid expenses and other current assets	513,427	1,818,211
Refundable taxes	902,246	3,835,542
Deferred tax assets	522,754	428,855

Total current assets	31,645,139	83,575,363
Property and equipment, net	1,508,446	3,402,262
Intangibles and other assets, net	1,067,896	15,447,504
Goodwill	32,375,966	180,637,076
Intangible assets from acquisitions, net	4,996,289	51,346,944

Total assets	$71,593,736	$334,409,149

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,227,274	$9,258,423
Accrued expenses and other current liabilities	1,170,039	1,755,970
Deferred revenue	1,947,617	2,291,374
Earn-out liability payable	6,237,578	—

Total current liabilities	15,582,508	13,305,767
Deferred tax liabilities	245,657	397,481
Other non-current liabilities	93,539	92,309

Total liabilities	15,921,704	13,795,557

Stockholders’ equity:
Convertible preferred stock	—	54,121,678
Class A common stock	122,500	119,282
Class B common stock	135,115	254,839
Additional paid-in capital	60,577,997	271,949,963
Deferred stock-based compensation	(521,820)	(3,042,016)
Accumulated deficit	(4,641,760)	(2,790,154)

Total stockholders’ equity	55,672,032	320,613,592

Total liabilities and stockholders’ equity	$71,593,736	$334,409,149

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Revenue to Pro Forma Revenue

(unaudited)

	Three months ended December 31, 2004	Three months ended December 31, 2005	Twelve months ended December 31, 2004	Twelve months ended December 31, 2005
Revenue, as reported	$15,121,348	$29,804,165	$43,804,272	$94,995,847
goClick proforma revenue	—	—	3,769,347	—
Name Development pro forma revenue	5,211,140	—	20,667,254	2,544,459
Pike Street pro forma revenue	919,283	—	2,987,261	1,230,494
IndustryBrains pro forma revenue	2,219,791	—	6,692,836	6,188,897
Pro forma eliminations	(55,521)	—	(276,950)	(36,086)

Proforma Revenue	$23,416,041	$29,804,165	$77,644,020	$104,923,611

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income to Operating Income Before Amortization (OIBA) and

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended December 31,
	2004	2005
Net income applicable to common stockholders	$607,325	$979,603
Convertible preferred stock dividends	—	691,161

Net income	607,325	1,670,764
Income tax expense	151,957	1,099,597

Income before provision for income taxes	759,282	2,770,361
Interest income and other, net	(99,620)	(589,820)

Income from operations	659,662	2,180,541
Stock-based compensation	169,117	770,142
Amortization of acquired intangible assets	1,491,527	5,204,501

Operating income before amortization (OIBA)	2,320,306	8,155,184
Acquisition-related retention consideration	124,222	—
Gain on sales of intangible assets, net	—	(997)

Adjusted operating income before amortization (Adjusted OIBA)	$2,444,528	$8,154,187

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Twelve Months Ended December 31,
	2004	2005
Net income (loss) applicable to common stockholders	$(1,153,523)	$1,502,026
Convertible preferred stock dividends	—	2,405,780
Accretion to redemption value of redeemable convertible preferred stock	420,430	—

Net income (loss)	(733,093)	3,907,806
Income tax expense	33,941	2,920,463

Income (loss) before provision for income taxes	(699,152)	6,828,269
Interest income and other, net	(318,594)	(1,978,759)

Income (loss) from operations	(1,017,746)	4,849,510
Stock-based compensation	890,520	1,971,807
Amortization of acquired intangible assets	4,965,503	18,429,008

Operating income before amortization (OIBA)	4,838,277	25,250,325
Acquisition-related retention consideration	499,080	—
Facility relocation	199,960	—
Gain on sales of intangible assets, net	—	(997)

Adjusted operating income before amortization (Adjusted OIBA)	$5,537,317	$25,249,328

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to EBITDA

(unaudited)

	Three Months Ended December 31,
	2004	2005
Net cash provided by operating activities	$1,393,238	$7,388,189
Changes in asset and liabilities, net of effects of acquisitions	1,369,851	3,975,395
Provision for income taxes	151,957	1,099,597
Other items - facility relocation and gain/loss on sales of intangible assets	19,171	22,713
Interest income and other, net	(99,620)	(589,820)
Tax benefits from exercise of stock options	(264,292)	(2,399,522)

EBITDA	$2,570,305	$9,496,552

	Twelve Months Ended December 31,
	2004	2005
Net cash provided by operating activities	$3,729,023	$17,456,819
Changes in asset and liabilities, net of effects of acquisitions	2,650,430	14,270,268
Provision for income taxes	33,941	2,920,463
Other items - facility relocation and gain/loss on sales of intangible assets	(118,565)	59,403
Interest income and other, net	(263,344)	(1,974,759)
Tax benefits from exercise of stock options	(444,161)	(3,197,684)

EBITDA	$5,587,324	$29,534,510

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended December 31,
	2004	2005
Adjusted Non-GAAP EPS	$0.05	$0.11

Net income per share applicable to common stockholders - diluted (GAAP EPS)	$0.02	$0.03
Shares used to calculate diluted net income per share applicable to common stockholders	27,674,735	39,154,814
Net income applicable to common stockholders	$607,325	$979,603
Acquisition-related retention consideration	124,222	—
Stock-based compensation	169,117	770,142
Amortization of acquired intangible assets	1,491,527	5,204,501
Gain on sales of intangible assets, net	—	(997)
Interest income and other, net	(99,620)	(589,820)
Estimated impact of income taxes	(788,697)	(1,945,176)

Adjusted Non-GAAP net income applicable to common stockholders	$1,503,874	$4,418,253

Adjusted Non-GAAP EPS	$0.05	$0.11

Shares used to calculate diluted net income per share applicable to common stockholders	27,674,735	39,154,814
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	—	153,368

Shares used to calculate Adjusted Non-GAAP EPS	27,674,735	39,308,182

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Twelve Months Ended December 31,
	2004	2005
Adjusted Non-GAAP EPS	$0.12	$0.36

Net income (loss) per share applicable to common stockholders - diluted (GAAP EPS)	$(0.05)	$0.04
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	22,087,503	36,907,633
Net income (loss) applicable to common stockholders	$(1,153,523)	$1,502,026
Acquisition-related retention consideration	499,080	—
Facility relocation	199,960	—
Stock-based compensation	890,520	1,971,807
Amortization of acquired intangible assets	4,965,503	18,429,008
Gain on sales of intangible assets, net	—	(997)
Interest income and other, net	(318,594)	(1,978,759)
Estimated impact of income taxes	(2,096,819)	(6,520,261)

Adjusted Non-GAAP net income applicable to common stockholders	$2,986,127	$13,402,824

Adjusted Non-GAAP EPS	$0.12	$0.36

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	22,087,503	36,907,633
Weighted average stock options and warrants and common shares subject to repurchase or cancellation	1,905,247	78,947

Shares used to calculate Adjusted Non-GAAP EPS	23,992,750	36,986,580

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.